UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8573

Name of Fund: MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                MuniHoldings California
                                Insured Fund, Inc.

Annual Report
June 30, 2004

[LOGO] Merrill Lynch Investment Managers

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of June 30, 2004, the percentage of the Fund's total net assets in inverse floaters was 8.58%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current period, all eyes were on the Federal Reserve Board
(Fed). In a much-anticipated move, the Fed raised the Federal Funds rate on June 30 for the first time in four years, bringing the target rate to 1.25%, up from a 45-year low of 1%. The 25 basis point (.25%) increase was the first, but is not expected to be the last, this year as the Fed moves to "normalize" interest rates in the face of increasing inflation. The Fed has reiterated its intention to take a "measured" approach to interest rate increases in an effort to avoid upsetting the economy or the financial markets. Still, in its very deliberate wording, the Fed has stated that it may move more aggressively if inflation and economic growth indicate the need.

In any case, interest rates are likely to remain low by historical standards for some time, particularly if the Fed does maintain its commitment to a gradual tightening. To provide some perspective, the Federal Funds rate was at 6.5% before the current easing cycle began in 2001 and had reached double-digits in the late 1970s and early 1980s.

The transition to higher interest rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older bonds declines because they carry the former lower interest rates. However, because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the 12-month period ended June 30, 2004, municipal bonds outperformed their taxable counterparts with a return of +.76% for the Lehman Brothers Municipal Bond Index compared to +.32% for the Lehman Brothers Aggregate Bond Index.

June month-end also brought the transfer of power in Iraq. Like the Fed tightening, this was a pivotal event. However, the outcome and the market repercussions are less easy to predict. We do know that markets will always fluctuate and that there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Still, the U.S. economy is much stronger today than it was just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its Lipper category average for the period, benefiting from a defensive structure, above-average couponing and an emphasis on high-quality credits.

Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields ended the 12-month period considerably higher than where they began. The increase in yields and corresponding fall in prices resulted from concerns that a resurgent economy would lead to inflation, which in turn would encourage the Federal Reserve Board
(Fed) to raise short-term interest rates. In fact, the Fed did increase interest rates 25 basis points (.25%) on June 30, 2004, but suggested that its approach to future rate hikes would be gradual.

As the period began, bond yields were on the rise as an increasing amount of data indicated a fast-improving economy. By mid-August 2003, yields on U.S. Treasury bonds had risen to 5.45%, but fell to 4.65% in mid-March 2004 as investors seemed certain that poor job growth meant the Fed would maintain rates at current low levels for some time. In early April, yields began to rise again, prompted by unexpected gains in job growth, improvements in consumer confidence and rising consumer spending. Investors reversed their prior expectations and concluded that the Fed would indeed be forced to raise interest rates to ward off potential inflation. By mid-May, long-term U.S. Treasury bond yields had risen above 5.45%. Later, as fears of inflation diminished somewhat, yields on the U.S. Treasury benchmark bond fell once more, but -- at 5.29% -- still ended the period 70 basis points above year-ago levels. The yield on the 10-year U.S. Treasury note stood at 4.58% on June 30, 2004, an increase of more than 100 basis points over the 12-month period.

Tax-exempt issues also saw considerable variability in yields, though the volatility was more subdued than in the U.S. Treasury market. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, rose approximately 40 basis points during the year. Thirty-year bonds rated AAA saw their yields rise more than 55 basis points to 5.02%, as reported by Municipal Market Data, while yields on AAA-rated bonds with 10-year maturities rose more than 70 basis points to 3.95%.

The more marked increase in 10-year bond yields may be attributed to the fact that several large issues have been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Overall, more than $370 billion in new long-term tax-exempt bonds were issued nationwide during the period, a 5% decline compared to the prior 12 months.

Describe conditions in the State of California during the period.

In June 2004, California completed the issuance of $11 billion in economic recovery bonds, alleviating concerns about the state's once precarious cash-flow situation. Subsequently, rating agency Moody's Investors Service upgraded the state's long-term credit rating to A3 from Baa1, citing California's recovering economy, increased tax collections, improved budget outlook and better liquidity. Although the state budget failed to pass prior to the June 30, 2004 deadline, budget negotiations continue and will likely result in modest structural changes.

Responding to the state's improved fiscal health, credit spreads on California bonds tightened considerably, reflecting investors' increased comfort with the risk involved in owning the state's debt. Long-term California bonds had traded as much as 60 - 70 basis points cheaper than comparable maturity AAA-rated bonds. By period-end, the gap had narrowed to 25 - 30 basis points.

How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2004, the Common Stock of MuniHoldings California Insured Fund, Inc., had net annualized yields of 6.35% and 7.01%, based on a year-end per share net asset value of $14.73 and a per share market price of $13.36, respectively, and $.936 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.28%, based on a change in per share net asset value from $15.53 to $14.73, and assuming reinvestment of $.934 per share ordinary income dividends.

For the six months ended June 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .85%; Series B, .87%; Series C, .91%; Series D, .88%; and Series E, .93%.

The Fund's total return, based on net asset value, exceeded that of its comparable Lipper category of California Insured


4       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Municipal Debt Funds, which had an average return of -.27% for the 12 months ended June 30, 2004. (Funds in this Lipper category invest primarily in securities exempt from taxation in California and insured as to timely payment.) The Fund's outperformance is attributed to an above-average current return, which was generated through a relatively high level of couponing. The Fund's average coupon structure is 5.60%, compared to a 5% average for bonds in the California insured marketplace. This structure not only allows the Fund to outperform when rates remain unchanged, but it also benefits relative performance as rates rise. This is because the higher coupon structure tends to have more defensive properties (including lower duration), allowing the Fund's bonds to hold their value better than longer-duration securities, whose price is negatively impacted by rising rates.

For the six-month period ended June 30, 2004, the total investment return on the Fund's Common Stock was -1.82%, based on a change in per share net asset value from $15.51 to $14.73, and assuming reinvestment of $.472 per share income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to limit the portfolio's duration -- its sensitivity to changes in interest rates -- in anticipation of market volatility and eventually rising interest rates. Although the Fed did raise short-term interest rates on the last day of the reporting period, interest rates remain at historic lows. However, further interest rate hikes are expected.

The Fund's credit quality remained high, with more than 90% of the portfolio invested in insured municipal securities. Although we are authorized to invest up to 20% of the Fund's assets in uninsured paper, the yield potential offered by these securities was not enough to compensate for the additional credit risk involved. Toward the end of the period, however, bond yields rose significantly (and bond prices correspondingly fell). We took the opportunity at this point to purchase some more aggressively structured bonds. Nevertheless, although the state's credit situation has improved, we are not prepared to make a structural change in this direction and will likely sell these positions if yields fall (and bond prices rise) in order to take profits.

The Fund was essentially fully invested throughout the period, with cash reserves at less than 1% of assets. Because short-term borrowing rates continued to be extraordinary low, the performance penalty for holding assets in cash reserves was far too severe.

The Fund's borrowing costs generally remained between .90% and 1.25% during the period. These attractive funding levels, in combination with a steep yield curve, continued to generate significant income to the Fund's Common Stock shareholders. Although the Federal Reserve Board has begun raising short-term interest rates, subsequent increases are expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.48% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The portfolio remained defensively positioned at period-end. However, as the Fed proceeds with its monetary tightening cycle, we will look to increase the Fund's duration slightly to capture incremental yield as interest rates move higher. As a complement to this duration extension, we expect to initiate a modest hedge position (about 5% of net assets). The goal is to cushion the Fund from the volatility expected in the municipal market as interest rates head higher. Finally, we will continue to emphasize credit quality in the portfolio in order to maintain a prudent balance of risk and reward for our shareholders.

Walter C. O'Connor
Vice President and Portfolio Manager

July 12, 2004


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004          5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P         Moody's       Face
                      Ratings@    Ratings@      Amount    Municipal Bonds                                                   Value
===================================================================================================================================
California--161.6%
-----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa           $ 1,000   ABAG Finance Authority for Nonprofit Corporations,
                                                          California, COP (Children's Hospital Medical Center), 6%
                                                          due 12/01/2029 (a)                                              $   1,082
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,345   ABC California Unified School District, GO, Series A,
                                                          5.625% due 8/01/2020 (f)(j)                                         3,675
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,000   Acalanes, California, Unified High School District, GO,
                                                          5.80% due 8/01/2007 (f)(i)                                          4,424
                      -------------------------------------------------------------------------------------------------------------
                      NR*         Aaa             9,065   Alameda County, California, COP, RIB, Series 410, 10.627%
                                                          due 9/01/2021 (b)(g)                                               10,803
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,535   Bakersfield, California, COP, Refunding (Convention
                                                          Center Expansion Project), 5.875% due 4/01/2022 (b)                 4,854
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,885   Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)        3,952
                      -------------------------------------------------------------------------------------------------------------
                                                          Berkeley, California, Unified School District, GO, Series
                                                          I (f):
                      AAA         Aaa             1,000         5.75% due 8/01/2019                                           1,094
                      AAA         Aaa             1,000         5.75% due 8/01/2020                                           1,080
                      AAA         Aaa             4,520         5.875% due 8/01/2024                                          4,903
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,925   Cajon Valley, California, Union School District, GO,
                                                          Series B, 5.50% due 8/01/2027 (b)                                   3,049
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,180   California Community College Financing Authority, Lease
                                                          Revenue Bonds (Grossmont-Palomar-Shasta), Series A,
                                                          5.625% due 4/01/2026 (b)                                            2,294
                      -------------------------------------------------------------------------------------------------------------
                                                          California Educational Facilities Authority, Revenue
                                                          Refunding Bonds (Occidental College) (b):
                      AAA         Aaa             5,815         5.625% due 10/01/2017                                         6,327
                      AAA         Aaa             5,000         5.70% due 10/01/2027                                          5,278
                      -------------------------------------------------------------------------------------------------------------
                                                          California HFA, Home Mortgage Revenue Bonds:
                      AA-         Aa2             2,340         Series D, 5.85% due 8/01/2017                                 2,463
                      A1+         VMIG1+          9,170         VRDN, AMT, Series B, 1.13% due 8/01/2033 (f)(h)               9,170
                      A1          VMIG1+          3,000         VRDN, Series F, 1.09% due 2/01/2033 (a)(f)(h)                 3,000
                      -------------------------------------------------------------------------------------------------------------
                                                          California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (b):
                      AAA         Aaa               945         Series A-1, 6% due 8/01/2020                                    980
                      AAA         Aaa             1,590         Series C-2, 5.625% due 8/01/2020 (d)                          1,642
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             9,250   California Health Facilities Financing Authority Revenue
                                                          Bonds (Kaiser Permanente), Series A, 5.50% due 6/01/2022
                                                          (f)(j)                                                              9,759
                      -------------------------------------------------------------------------------------------------------------
                                                          California Health Facilities Financing Authority, Revenue
                                                          Refunding Bonds:
                      AAA         VMIG1+          4,300         (Adventist Hospital), VRDN, Series A, 1.07%
                                                                due 9/01/2028 (b)(h)                                          4,300
                      A1+         VMIG1+          4,000         (Adventist Hospital), VRDN, Series B, 1.07%
                                                                due 9/01/2028 (b)(h)                                          4,000
                      AAA         Aaa             2,500         (Catholic Healthcare West), Series A, 6%
                                                                due 7/01/2025 (b)                                             2,681
                      AAA         Aaa             4,500         (Children's Hospital), 5.375% due 7/01/2020 (b)               4,639
                      AAA         Aaa             4,500         (Cottage Health System), Series B, 5% due 11/01/2033
                                                                (b)                                                           4,378
                      AAA         Aaa             3,950         (De Las Companas), Series A, 5.75% due 7/01/2015 (a)          4,148
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,900   California Infrastructure and Economic Development Bank
                                                          Revenue Bonds (Los Angeles County Department of Public
                                                          Social Services), 5.75% due 9/01/2023 (a)                           2,067

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HFA         Housing Finance Agency
M/F         Multi-Family
RIB         Residual Interest Bonds
S/F         Single-Family
VRDN        Variable Rate Demand Notes


6       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's       Face
                      Ratings@    Ratings@      Amount    Municipal Bonds                                                   Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                      BBB+        Baa2          $28,355   California Pollution Control Financing Authority, Solid
                                                          Waste Disposal Revenue Refunding Bonds (Republic Services
                                                          Inc. Project), AMT, Series C, 5.25% due 6/01/2023               $  27,978
                      -------------------------------------------------------------------------------------------------------------
                      AA-         Aa2             5,000   California State Department of Veteran Affairs, Home Purpose
                                                          Revenue Refunding Bonds, Series C, 6.15% due 12/01/2027             5,188
                      -------------------------------------------------------------------------------------------------------------
                                                          California State Department of Water Resources, Power
                                                          Supply Revenue Bonds:
                      BBB+        A3              6,000         Series A, 5.75% due 5/01/2017                                 6,553
                      A1+         VMIG1+          2,250         VRDN, Series C-2, 1.07% due 5/01/2022 (a)(h)                  2,250
                      -------------------------------------------------------------------------------------------------------------
                      AA          Aa3             6,400   California State Department of Water Resources Revenue
                                                          Bonds (Central Valley Project), 5.25% due 7/01/2022                 6,431
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,000   California State, GO, 5.50% due 6/01/2025 (c)                       2,068
                      -------------------------------------------------------------------------------------------------------------
                                                          California State, GO, Refunding:
                      BBB         A3              3,175         5.75% due 12/01/2029                                          3,314
                      AAA         Aaa            12,160         5% due 2/01/2031 (b)                                         11,880
                      NR*         Aaa             7,000         RIB, AMT, Series 777X, 9.34% due 12/01/2021 (b)(g)            7,116
                      AAA         Aaa             4,130         Veterans, AMT, Series B, 5.45% due 12/01/2017 (b)             4,184
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            20,000   California State Public Works Board, Lease Revenue Bonds
                                                          (Various University of California Projects), Series C,
                                                          5.125% due 9/01/2022 (a)                                           20,321
                      -------------------------------------------------------------------------------------------------------------
                                                          California State Public Works Board, Lease Revenue
                                                          Refunding Bonds:
                      AAA         Aaa             5,025         (California State University), Series A, 5.50%
                                                                due 10/01/2014 (b)                                            5,447
                      AAA         Aaa             8,750         (Department of Corrections), Series B, 5.625%
                                                                due 11/01/2019 (b)                                            9,495
                      AAA         Aaa             2,625         (Various Community College Project), Series B,
                                                                5.625% due 3/01/2019 (a)                                      2,804
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,750   California State University, Systemwide Revenue Refunding
                                                          Bonds, Series A, 5% due 11/01/2034 (f)                              7,631
                      -------------------------------------------------------------------------------------------------------------
                      BBB         A3              7,050   California State, Various Purpose, GO, 5.50% due 11/01/2033         7,220
                      -------------------------------------------------------------------------------------------------------------
                                                          California Statewide Communities Development Authority, COP:
                      AAA         NR*             9,500         Refunding (Huntington Memorial Hospital), 5.80%
                                                                due 7/01/2026 (e)                                             9,976
                      AAA         Aaa             5,000         (Sutter Health Obligation Group), 6% due 8/15/2025 (b)        5,276
                      -------------------------------------------------------------------------------------------------------------
                      A           A3              4,915   California Statewide Communities Development Authority,
                                                          Health Facility Revenue Bonds (Memorial Health Services),
                                                          Series A, 6% due 10/01/2023                                         5,157
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,090   California Statewide Communities Development Authority
                                                          Revenue Bonds (Los Angeles Orthopaedic Hospital Foundation),
                                                          5.50% due 6/01/2019 (a)                                             1,163
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,640   Campbell, California, Unified High School District, GO,
                                                          5.70% due 8/01/2025 (f)                                             1,743
                      -------------------------------------------------------------------------------------------------------------
                                                          Capistrano, California, Unified Public Financing Authority,
                                                          Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
                      AAA         Aaa            16,770         5.70% due 9/01/2016                                          18,118
                      AAA         Aaa            10,640         5.70% due 9/01/2020                                          11,391
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             8,705   Castaic Lake, California, Water Agency Revenue Bonds, COP
                                                          (Water System Improvement Project), 5.50% due 8/01/2023 (a)         9,115
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             6,810   Chaffey, California, Unified High School District, GO,
                                                          Series B, 5.375% due 8/01/2022 (c)                                  7,101
                      -------------------------------------------------------------------------------------------------------------
                                                          Chino, California, Unified School District, COP, Refunding (f):
                      AAA         Aaa             1,695         6.125% due 9/01/2005 (i)                                      1,816
                      AAA         Aaa             5,300         6.125% due 9/01/2026                                          5,617
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,500   Colton, California, Joint Unified School District, GO,
                                                          Series A, 5.375% due 8/01/2026 (c)                                  2,585


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004          7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's       Face
                      Ratings@    Ratings@      Amount    Municipal Bonds                                                   Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                      AA          NR*           $ 5,175   Commerce, California, Joint Powers Financing Authority
                                                          Revenue Bonds (Redevelopment Projects), Series A, 5%
                                                          due 8/01/2028 (k)                                               $   4,969
                      -------------------------------------------------------------------------------------------------------------
                                                          Contra Costa, California, Water District, Water Revenue
                                                          Bonds, Series G (b):
                      AAA         Aaa             4,600         5.75% due 10/01/2004 (i)(l)                                   4,742
                      AAA         Aaa             5,000         5% due 10/01/2024                                             5,005
                      -------------------------------------------------------------------------------------------------------------
                                                          Contra Costa County, California, COP, Refunding:
                      AAA         Aaa             4,570         (Capital Projects Program), 5.25% due 2/01/2021 (a)           4,713
                      AAA         Aaa             6,000         DRIVERS, Series 154, 9.382% due 11/01/2017 (b)(g)             6,795
                      AAA         Aaa             2,000         (Merrithew Memorial Hospital Project), 5.50%
                                                                due 11/01/2022 (b)                                            2,092
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             8,500   Corona, California, COP, Refunding (Clearwater Cogeneration
                                                          Project), 5% due 9/01/2028 (b)                                      8,324
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,395   Covina-Valley, California, Unified School District, GO,
                                                          Refunding, Series A, 5.50% due 8/01/2026 (f)                        2,508
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,750   Culver City, California, Redevelopment Finance Authority,
                                                          Revenue Refunding Bonds, Tax Allocation, Series A, 5.60%
                                                          due 11/01/2025 (f)                                                  3,925
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,870   Davis, California, Joint Unified School District, Community
                                                          Facilities District, Special Tax Refunding Bonds, Number 1,
                                                          5.50% due 8/15/2021 (b)                                             1,962
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,500   Desert Sands, California, Unified School District, GO
                                                          (Election of 2001), 5% due 6/01/2029 (f)                            7,426
                      -------------------------------------------------------------------------------------------------------------
                                                          East Side Union High School District, California, Santa
                                                          Clara County, GO, Series E (c)(j):
                      AAA         Aaa             6,205         5% due 9/01/2022                                              6,286
                      AAA         Aaa             5,655         5% due 9/01/2023                                              5,697
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,000   El Dorado County, California, Public Agency Financing
                                                          Authority, Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)         7,344
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,335   El Rancho, California, Unified School District, GO
                                                          (Election of 2003), Series A, 5% due 8/01/2028 (c)                  5,298
                      -------------------------------------------------------------------------------------------------------------
                                                          Escondido, California, COP, Refunding:
                      AAA         Aaa             1,000         Series A, 5.75% due 9/01/2024 (c)                             1,067
                      AAA         Aaa             5,000         (Wastewater Project), 5.70% due 9/01/2026 (a)                 5,261
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,000   Fontana, California, Redevelopment Agency, Tax Allocation
                                                          Refunding Bonds (Southwest Industrial Park Project), 5%
                                                          due 9/01/2022 (b)                                                   5,052
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,000   Foothill-De Anza, California, Community College District,
                                                          GO, Refunding, 5% due 8/01/2030 (c)                                 4,942
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,455   Fresno, California, Airport Revenue Bonds, AMT, Series B,
                                                          5.50% due 7/01/2020 (f)                                             4,623
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,040   Garden Grove, California, COP (Financing Project),
                                                          Series A, 5.50% due 3/01/2026 (a)                                   4,218
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,200   Glendale, California, Unified School District, GO,
                                                          Series B, 5.125% due 9/01/2023 (f)                                  5,269
                      -------------------------------------------------------------------------------------------------------------
                                                          Hacienda La Puente, California, Unified School District,
                                                          GO, Series A (b):
                      AAA         Aaa             1,700         5.50% due 8/01/2020                                           1,805
                      AAA         Aaa             1,500         5.25% due 8/01/2025                                           1,530
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,565   Hemet, California, Unified School District, GO, Series A,
                                                          5.375% due 8/01/2026 (b)                                            4,696
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             9,205   Industry, California, Urban Development Agency, Tax
                                                          Allocation Refunding Bonds (Civic Recreation Industrial),
                                                          Series 1, 5.50% due 5/01/2020 (b)                                   9,756
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,700   Inglewood, California, Unified School District, GO, Series
                                                          A, 5.60% due 10/01/2024 (c)                                         1,797
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,300   Irvine, California, Unified School District, Special Tax
                                                          (Community Facilities District Number 86-1), 5.375%
                                                          due 11/01/2020 (a)                                                  2,419
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,665   Irvine, California, Unified School District, Special Tax
                                                          Refunding Bonds (Community Facilities District Number 86-1),
                                                          5.80% due 11/01/2020 (a)                                            5,057


8       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's       Face
                      Ratings@    Ratings@      Amount    Municipal Bonds                                                   Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          La Quinta, California, Financing Authority, Local Agency
                                                          Revenue Bonds, Series A (a):
                      AAA         Aaa           $ 2,500         5.25% due 9/01/2024                                       $   2,563
                      AAA         Aaa             2,500         5% due 9/01/2029                                              2,454
                      AAA         Aaa             2,500         5.125% due 9/01/2034                                          2,487
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,500   La Quinta, California, Redevelopment Agency, Housing Tax
                                                          Allocation Bonds (Redevelopment Project Areas Number 1 & 2),
                                                          6% due 9/01/2025 (b)                                                7,928
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,000   Long Beach, California, Bond Finance Authority, Lease
                                                          Revenue Bonds (Rainbow Harbor Refinancing Project), Series
                                                          A, 5.25% due 5/01/2024 (a)                                          4,078
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,740   Long Beach, California, Harbor Revenue Bonds, AMT, 5.375%
                                                          due 5/15/2020 (b)                                                   3,855
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            10,650   Los Altos, California, School District GO, Series A, 5%
                                                          due 8/01/2023 (f)                                                  10,695
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            12,265   Los Angeles, California, Community College District, GO,
                                                          Series A, 5.50% due 8/01/2020 (b)                                  13,134
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            10,000   Los Angeles, California, Community Redevelopment Agency,
                                                          Community Redevelopment Financing Authority Revenue Bonds
                                                          (Bunker Hill Project), Series A, 5% due 12/01/2027 (f)              9,864
                      -------------------------------------------------------------------------------------------------------------
                                                          Los Angeles, California, Department of Water and Power,
                                                          Electric Plant Revenue Refunding Bonds:
                      AA-         Aa3               490         5.875% due 2/15/2005 (i)                                        508
                      NR*         Aa3             1,030         RIB, Series 370, 10.64% due 2/15/2024 (g)                     1,109
                      -------------------------------------------------------------------------------------------------------------
                      AA          Aa2             2,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                                          AMT, Series B, 5.375% due 11/01/2023                                2,019
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,370   Los Angeles, California, M/F Housing Revenue Refunding
                                                          Bonds, Senior Series G, 5.65% due 1/01/2014 (f)                     2,408
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,450   Los Angeles, California, Wastewater System Revenue
                                                          Refunding Bonds, Series A, 5% due 6/01/2032 (f)                     7,346
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,750   Los Angeles County, California, Metropolitan Transportation
                                                          Authority, Sales Tax Revenue Refunding Bonds, Proposition
                                                          C, Second Tier Senior Series A, 5.25% due 7/01/2030 (c)             3,796
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,890   Los Rios, California, Community College District, GO
                                                          (Election of 2002), Series B, 5% due 8/01/2027 (b)                  1,880
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,000   Menlo Park, California, Community Development Agency, Tax
                                                          Allocation (Las Pulgas Community Development Project),
                                                          5.50% due 6/01/2025 (a)                                             5,231
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,500   Mojave, California, Water Agency, GO, Refunding
                                                          (Improvement District--Morongo Basin), 5.80% due 9/01/2022 (c)      3,762
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,000   Montebello, California, Community Redevelopment Agency,
                                                          Housing Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)     2,139
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,150   Moorpark, California, Redevelopment Agency, Tax Allocation
                                                          Bonds (Moorpark Redevelopment Project), 5.125%
                                                          due 10/01/2031 (a)                                                  4,135
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,315   Morgan Hill, California, Unified School District, GO,
                                                          5.75% due 8/01/2019 (c)                                             2,560
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,730   Mount San Antonio, California, Community College District,
                                                          GO, Series A, 5.375% due 5/01/2022 (c)                              3,921
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            16,000   Norco, California, Redevelopment Agency, Tax Allocation
                                                          Bonds, Refunding (Norco Redevelopment Project--Area
                                                          Number 1), 5.75% due 3/01/2026 (b)                                 16,909
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,140   North City West, California, School Facilities Financing
                                                          Authority, Special Tax Refunding Bonds, Series B, 6%
                                                          due 9/01/2019 (f)                                                   2,333
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,275   Northern California Power Agency, Public Power Revenue
                                                          Refunding Bonds (Hydroelectric Project Number One),
                                                          Series A, 5.125% due 7/01/2023 (b)                                  3,315
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             9,995   Oakland, California, Alameda County Unified School District,
                                                          GO, Refunding, Series C, 5.50% due 8/01/2019 (c)                   10,412


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004          9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's       Face
                      Ratings@    Ratings@      Amount    Municipal Bonds                                                   Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Oakland, California, Alameda County Unified School
                                                          District, GO, Series F (b):
                      AAA         Aaa           $ 3,705         5.625% due 8/01/2020                                      $   3,993
                      AAA         Aaa             5,245         5.625% due 8/01/2021                                          5,637
                      AAA         Aaa             6,000         5.50% due 8/01/2024                                           6,284
                      -------------------------------------------------------------------------------------------------------------
                                                          Oakland, California, GO:
                      AAA         Aaa             2,500         Measure 1, 5.85% due 12/15/2022 (c)                           2,707
                      AAA         Aaa             1,300         Measure K, Series C, 5.80% due 12/15/2018 (b)                 1,418
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,105   Oakland, California, Joint Powers Financing Authority,
                                                          Lease Revenue Bonds (Oakland Administration
                                                          Buildings), 5.75% due 8/01/2006 (a)(i)                              7,765
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,750   Palm Desert, California, Financing Authority, Tax
                                                          Allocation Revenue Refunding Bonds (Project Area Number 1),
                                                          5.45% due 4/01/2018 (b)                                             6,147
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,000   Palm Springs, California, COP, Refunding (Multiple Capital
                                                          Facilities Project), 5.75% due 4/01/2017 (a)                        1,083
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,600   Palm Springs, California, Financing Authority, Lease
                                                          Revenue Refunding Bonds (Convention Center Project), Series
                                                          A, 5.50% due 11/01/2035 (b)                                         1,676
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,000   Pittsburg, California, Public Financing Authority, Water
                                                          Revenue Bonds, 5.50% due 6/01/2027 (b)                              4,127
                      -------------------------------------------------------------------------------------------------------------
                                                          Pleasanton, California, Unified School District, GO:
                      AAA         Aaa             2,700         Series D, 5.375% due 8/01/2007 (b)(i)                         2,952
                      AAA         Aaa             9,100         Series E, 5.50% due 8/01/2025 (c)                             9,482
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,000   Port Oakland, California, Port Revenue Refunding Bonds,
                                                          Series I, 5.40% due 11/01/2017 (b)                                  5,376
                      -------------------------------------------------------------------------------------------------------------
                                                          Port Oakland, California, Revenue Bonds, AMT, Series K (c):
                      AAA         Aaa             3,500         5.75% due 11/01/2014                                          3,777
                      AAA         Aaa            17,120         5.75% due 11/01/2029                                         17,676
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            25,355   Port Oakland, California, Revenue Refunding Bonds, AMT,
                                                          Series L, 5.375% due 11/01/2027 (c)                                25,672
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,205   Richmond, California, Joint Powers Financing Authority,
                                                          Tax Allocation Revenue Bonds, Series A, 5.50% due 9/01/2018 (b)     2,367
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,000   Riverside, California, COP, 5% due 9/01/2028 (a)                    2,938
                      -------------------------------------------------------------------------------------------------------------
                                                          Sacramento, California, Municipal Utility District,
                                                          Electric Revenue Refunding Bonds:
                      AAA         Aaa            10,825         Series L, 5.125% due 7/01/2022 (b)                           10,994
                      AAA         Aaa             2,400         Series T, 5% due 5/15/2030 (c)                                2,372
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,500   Sacramento, California, Power Authority Revenue Bonds
                                                          (Cogeneration Project), 5.875% due 7/01/2015 (b)                    3,786
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,700   Sacramento County, California, Airport System Revenue
                                                          Bonds, Series A, 5.25% due 7/01/2017 (f)                            1,809
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             3,715   Sacramento County, California, Sanitation District
                                                          Financing Authority, Revenue Refunding Bonds, 5%
                                                          due 12/01/2027 (a)                                                  3,695
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,440   San Bernardino, California, Joint Powers Financing
                                                          Authority, Lease Revenue Bonds (Department of Transportation
                                                          Lease), Series A, 5.50% due 12/01/2020 (b)                          5,735
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,000   San Bernardino, California, Joint Powers Financing Authority,
                                                          Tax Allocation Revenue Refunding Bonds, Series A, 5.75%
                                                          due 10/01/2025 (f)                                                  5,263
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,480   San Bernardino County, California, COP, Refunding (Medical
                                                          Center Financing Project), 5.50% due 8/01/2019 (b)                  1,513
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,055   San Diego, California, Public Facilities Financing Authority,
                                                          Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)              5,111
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             4,865   San Diego, California, Unified School District, GO
                                                          (Election 1998), Series E, 5% due 7/01/2028 (f)                     4,831
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,075   San Francisco, California, Bay Area Rapid Transit District,
                                                          Revenue Refunding Bonds (BART SFO Extension), Series A,
                                                          4.875% due 6/15/2009 (a)                                            2,080
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             6,795   San Francisco, California, Bay Area Rapid Transit District,
                                                          Sales Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                    7,033


10      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's       Face
                      Ratings@    Ratings@      Amount    Municipal Bonds                                                   Value
===================================================================================================================================
California (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          San Francisco, California, City and County Airport
                                                          Commission, International Airport Revenue Bonds, AMT,
                                                          Second Series:
                      AAA         Aaa           $ 5,830         Issue 10A, 5.50% due 5/01/2013 (b)                        $   6,207
                      AAA         Aaa             5,750         Issue 12-A, 5.80% due 5/01/2021 (c)                           6,067
                      AAA         Aaa             6,430         Issue 24-A, 5.50% due 5/01/2024 (f)                           6,607
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             8,900   San Francisco, California, State Building Authority,
                                                          Lease Revenue Bonds (San Francisco Civic Center Complex),
                                                          Series A, 5.25% due 12/01/2021 (a)                                  9,230
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            18,100   San Jose, California, Redevelopment Agency, Tax Allocation
                                                          Refunding Bonds, DRIVERS, Series 158, 9.54%
                                                          due 8/01/2014 (b)(g)                                               18,939
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,000   San Jose-Santa Clara, California, Water Financing Authority,
                                                          Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)            2,080
                      -------------------------------------------------------------------------------------------------------------
                                                          San Juan, California, Unified School District, GO:
                      AAA         Aaa             3,955         5.625% due 8/01/2018 (c)                                      4,337
                      AAA         Aaa             3,830         5.625% due 8/01/2019 (c)                                      4,184
                      AAA         Aaa             4,250         (Election of 2002), 5% due 8/01/2028 (b)                      4,220
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,300   San Mateo County, California, Community College District,
                                                          COP, 5% due 10/01/2029 (b)                                          2,258
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,000   San Mateo-Foster City, California, School District, GO,
                                                          5.30% due 8/01/2029 (c)                                             5,084
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            14,000   Santa Clara, California, Redevelopment Agency, Tax
                                                          Allocation Bonds (Bayshore North Project), Series A,
                                                          5.50% due 6/01/2023 (a)                                            14,726
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             6,050   Santa Clara, California, Subordinated Electric Revenue
                                                          Bonds, Series A, 5% due 7/01/2028 (b)                               6,008
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             9,750   Santa Clara County, California, Financing Authority,
                                                          Lease Revenue Refunding Bonds, Series A, 5%
                                                          due 11/15/2022 (a)                                                  9,845
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             9,000   Santa Fe Springs, California, Community Development,
                                                          Commission Tax Allocation Refunding Bonds (Consolidated
                                                          Redevelopment Project), Series A, 5% due 9/01/2022 (b)              9,077
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             5,110   Santa Monica, California, Redevelopment Agency, Tax
                                                          Allocation Bonds (Earthquake Recovery Redevelopment
                                                          Project), 6% due 7/01/2029 (a)                                      5,528
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             2,855   Santa Rosa, California, High School District, GO (Election
                                                          of 2002), 5% due 8/01/2028 (b)                                      2,835
                      -------------------------------------------------------------------------------------------------------------
                      A1+         VMIG1+          4,600   Southern California Public Power Authority, Transmission
                                                          Project Revenue Refunding Bonds (Southern Transmission),
                                                          VRDN, Series A, 1.03% due 7/01/2021 (f)(h)                          4,600
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,895   Stockton, California, Public Financing Authority, Lease
                                                          Revenue Bonds (Parking & Capital Projects), 5.25%
                                                          due 9/01/2034 (c)                                                   1,914
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            13,250   Tracy, California, Area Public Facilities Financing Agency,
                                                          Special Tax Refunding Bonds (Community Facilities District
                                                          Number 87-1), Series H, 5.875% due 10/01/2019 (b)                  14,411
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             6,655   Turlock, California, Public Finance Authority, Sewer
                                                          Revenue Bonds, Series A, 5% due 9/15/2033 (c)                       6,554
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,475   University of California, COP, Series A, 5.25%
                                                          due 11/01/2024 (a)                                                  7,579
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             9,875   University of California, Hospital Revenue Bonds
                                                          (University of California Medical Center), 5.75%
                                                          due 7/01/2006 (a)(i)                                               10,673
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             1,410   University of California Revenue Bonds, Series K, 5.25%
                                                          due 9/01/2024 (c)                                                   1,435
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            16,000   University of California, Revenue Refunding Bonds
                                                          (Multiple Purpose Projects), Series E, 5.125%
                                                          due 9/01/2020 (b)                                                  16,452
                      -------------------------------------------------------------------------------------------------------------
                                                          Vista, California, Unified School District, GO:
                      AAA         Aaa            10,000         Series A, 5.25% due 8/01/2025 (f)                            10,224
                      AAA         Aaa             2,550         Series B, 5% due 8/01/2028 (c)                                2,532
                      -------------------------------------------------------------------------------------------------------------
                                                          Walnut, California, Energy Center Authority Revenue Bonds,
                                                          Series A (a):
                      AAA         Aaa             5,000         5% due 1/01/2029                                              4,931
                      AAA         Aaa            10,000         5% due 1/01/2034                                              9,818
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             7,000   West Basin, California, Municipal Water District Revenue
                                                          Refunding Bonds, COP, Series A, 5% due 8/01/2030 (b)                6,860
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa             6,690   West Contra Costa, California, Unified School District,
                                                          GO, Series B, 5% due 8/01/2032 (f)                                  6,594


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                      S&P         Moody's       Face
                      Ratings@    Ratings@      Amount    Municipal Bonds                                                   Value
===================================================================================================================================
Puerto Rico--4.3%
-----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa           $ 5,825   Puerto Rico Commonwealth, GO, Public Improvement, 5.75%
                                                          due 7/01/2026 (b)                                               $   6,549
                      -------------------------------------------------------------------------------------------------------------
                      A           Baa1            7,670   Puerto Rico Commonwealth Highway and Transportation
                                                          Authority, Transportation Revenue Bonds, Series B, 6%
                                                          due 7/01/2005 (i)                                                   8,081
                      -------------------------------------------------------------------------------------------------------------
                      AAA         Aaa            11,015   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                          Series HH, 5.30% due 7/01/2020 (f)                                 11,560
                      -------------------------------------------------------------------------------------------------------------
                                                          Total Municipal Bonds (Cost--$952,753)--165.9%                    993,697
                      =============================================================================================================

                                              Shares
                                              Held        Short-Term Securities
===================================================================================================================================
                                                     36   CMA California Municipal Money Fund**                                  36
                      -------------------------------------------------------------------------------------------------------------
                                                          Total Short-Term Securities (Cost--$36)--0.0%                          36
===================================================================================================================================
                      Total Investments (Cost--$952,789)--165.9%                                                            993,733

                      Liabilities in Excess of Other Assets--(0.8%)                                                          (4,793)

                      Preferred Stock, at Redemption Value--(65.1%)                                                        (390,032)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 598,908
                                                                                                                          =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2004.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2004.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   Radian Insured.
(l) All or a portion of security held as collateral in connection with open financial futures contracts.
+     Highest short-term rating by Moody's Investors Service, Inc.
@     Ratings of issues shown are unaudited.
*     Not Rated.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                18                $14
      --------------------------------------------------------------------------

      Financial futures contracts sold as of June 30, 2004 were as follows:

                                                                (in Thousands)
      --------------------------------------------------------------------------
      Number of                              Expiration     Face     Unrealized
      Contracts            Issue                Date        Value   Depreciation
      --------------------------------------------------------------------------
        635            Ten-Year U.S.         September
                   Treasury Note Futures        2004       $69,301     $(122)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Statement of Net Assets

As of June 30, 2004
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$952,752,907) ...........................                      $ 993,696,539
                       Investments in affiliated securities, at value
                        (identified cost--$36,119) ................................                             36,119
                       Cash .......................................................                              3,535
                       Receivables:
                          Interest ................................................    $  15,627,814
                          Securities sold .........................................        3,935,783
                          Dividends from affiliates ...............................            1,377        19,564,974
                                                                                       -------------
                       Prepaid expenses ...........................................                             20,679
                                                                                                         -------------
                       Total assets ...............................................                      1,013,321,846
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ....................................       23,599,572
                          Variation margin ........................................          348,125
                          Dividends to Common Stock shareholders ..................          305,561
                          Investment adviser ......................................           41,113
                          Other affiliates ........................................            5,222        24,299,593
                                                                                       -------------
                       Accrued expenses ...........................................                             82,573
                                                                                                         -------------
                       Total liabilities ..........................................                         24,382,166
                                                                                                         -------------
======================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                        share (1,920 Class A Shares, 3,880 Class B Shares, 3,200
                        Class C Shares, 2,960 Class D Shares and 3,640 Class E
                        Shares of AMPS* issued and outstanding at $25,000 per
                        share liquidation preference) .............................                        390,031,810
                                                                                                         -------------
======================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ......................                      $ 598,907,870
                                                                                                         =============
======================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (40,657,301 shares
                        issued and outstanding) ...................................                      $   4,065,730
                       Paid-in capital in excess of par ...........................                        599,718,612
                       Undistributed investment income--net .......................    $   9,728,444
                       Accumulated realized capital losses on investments--net ....      (55,426,204)
                       Unrealized appreciation on investments--net ................       40,821,288
                                                                                       -------------
                       Total accumulated losses--net ..............................                         (4,876,472)
                                                                                                         -------------
                       Total--Equivalent to $14.73 net asset value per share of
                        Common Stock (market price--$13.36) .......................                      $ 598,907,870
                                                                                                         =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended June 30, 2004
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Interest ...................................................                      $  49,443,554
                       Dividends from affiliates ..................................                             14,186
                                                                                                         -------------
                       Total income ...............................................                         49,457,740
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $   5,548,529
                       Commission fees ............................................          988,969
                       Accounting services ........................................          279,417
                       Transfer agent fees ........................................           99,571
                       Professional fees ..........................................           65,699
                       Custodian fees .............................................           51,263
                       Printing and shareholder reports ...........................           47,724
                       Directors' fees and expenses ...............................           32,943
                       Listing fees ...............................................           31,456
                       Pricing fees ...............................................           27,492
                       Other ......................................................           59,935
                                                                                       -------------
                       Total expenses before waiver and reimbursement .............        7,232,998
                       Waiver and reimbursement of expenses .......................         (403,755)
                                                                                       -------------
                       Total expenses after waiver and reimbursement ..............                          6,829,243
                                                                                                         -------------
                       Investment income--net .....................................                         42,628,497
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Loss on Investments--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ..........................                           (811,121)
                       Change in unrealized appreciation/depreciation on
                        investments--net ..........................................                        (33,198,262)
                                                                                                         -------------
                       Total realized and unrealized loss on investments--net .....                        (34,009,383)
                                                                                                         -------------
======================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................                         (3,307,999)
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $   5,311,115
                                                                                                         =============

      See Notes to Financial Statements.


14      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Statements of Changes in Net Assets

                                                                                              For the Year Ended
                                                                                                   June 30,
                                                                                       -------------------------------
Increase (Decrease) in Net Assets:                                                          2004              2003
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $  42,628,497     $  44,115,056
                       Realized loss on investments--net ..........................         (811,121)       (4,042,549)
                       Change in unrealized appreciation/depreciation on
                        investments--net ..........................................      (33,198,262)       29,954,952
                       Dividends to Preferred Stock shareholders ..................       (3,307,999)       (4,030,047)
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......        5,311,115        65,997,412
                                                                                       -------------------------------
======================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................      (37,973,919)      (36,998,144)
                                                                                       -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders .................................      (37,973,919)      (36,998,144)
                                                                                       -------------------------------
======================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ..............................................      (32,662,804)       28,999,268
                       Beginning of year ..........................................      631,570,674       602,571,406
                                                                                       -------------------------------
                       End of year* ...............................................    $ 598,907,870     $ 631,570,674
                                                                                       ===============================
                          * Undistributed investment income--net ..................    $   9,728,444     $   8,381,865
                                                                                       ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived                                 For the Year Ended
from information provided in the financial statements.                                         June 30,
                                                                    ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004         2003         2002         2001+        2000+
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......   $  15.53     $  14.82     $  14.46     $  13.31     $  14.38
                                                                    ------------------------------------------------------------
                       Investment income--net ...................       1.05@        1.09@        1.10@        1.10@        1.11
                       Realized and unrealized gain (loss)
                        on investments--net .....................       (.84)         .63          .30         1.17        (1.03)
                       Dividends and distributions to
                        Preferred Stock shareholders:
                          Investment income--net ................       (.08)        (.10)        (.15)        (.33)        (.34)
                          Realized gain on investments--net .....         --           --           --@@         --           --
                                                                    ------------------------------------------------------------
                       Total from investment operations .........        .13         1.62         1.25         1.94         (.26)
                                                                    ------------------------------------------------------------
                       Less dividends and distributions to
                        Common Stock shareholders:
                          Investment income--net ................       (.93)        (.91)        (.89)        (.79)        (.81)
                          Realized gain on investments--net .....         --           --           --@@         --           --
                                                                    ------------------------------------------------------------
                       Total dividends and distributions to
                        Common Stock shareholders ...............       (.93)        (.91)        (.89)        (.79)        (.81)
                                                                    ------------------------------------------------------------
                       Net asset value, end of year .............   $  14.73     $  15.53     $  14.82     $  14.46     $  13.31
                                                                    ============================================================
                       Market price per share, end of year ......   $  13.36     $  14.85     $  14.19     $  13.18     $12.3125
                                                                    ============================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ..........      (3.93%)      11.45%       14.61%       13.67%        1.06%
                                                                    ============================================================
                       Based on net asset value per share .......       1.28%       11.60%        9.10%       15.36%       (1.23%)
                                                                    ============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses* ................       1.10%        1.11%        1.14%        1.13%        1.20%
                                                                    ============================================================
                       Total expenses, excluding
                        reorganization expenses* ................       1.17%        1.17%        1.20%        1.22%        1.31%
                                                                    ============================================================
                       Total expenses* ..........................       1.17%        1.17%        1.22%        1.29%        1.50%
                                                                    ============================================================
                       Total investment income--net* ............       6.87%        7.09%        7.41%        7.71%        8.50%
                                                                    ============================================================
                       Amount of dividends to Preferred
                        Stock shareholders ......................        .53%         .65%        1.02%        2.22%        2.66%
                                                                    ============================================================
                       Investment income--net, to Common
                        Stock shareholders ......................       6.34%        6.44%        6.39%        5.49%        5.84%
                                                                    ============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common and Preferred Stock*
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses .................        .68%         .68%         .69%         .67%         .69%
                                                                    ============================================================
                       Total expenses, excluding
                        reorganization expenses .................        .72%         .72%         .73%         .73%         .75%
                                                                    ============================================================
                       Total expenses ...........................        .72%         .72%         .74%         .77%         .86%
                                                                    ============================================================
                       Total investment income--net .............       4.21%        4.36%        4.50%        4.60%        4.85%
                                                                    ============================================================


16      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Financial Highlights (concluded)

                                                                           For the Year Ended June 30,
The following per share data and ratios have been derived   --------------------------------------------------------
from information provided in the financial statements.        2004        2003        2002        2001+       2000+
====================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
--------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ....................        .85%       1.03%       1.57%       3.28%       3.54%
                                                            ========================================================
====================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of year (in thousands)   $598,908    $631,571    $602,571    $587,924    $468,360
                                                            ========================================================
                       Preferred Stock outstanding, end
                        of year (in thousands) ..........   $390,000    $390,000    $390,000    $390,000    $341,000
                                                            ========================================================
                       Portfolio turnover ...............      35.59%      26.99%      41.35%      63.37%     105.22%
                                                            ========================================================
====================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ........   $  2,536    $  2,619    $  2,545    $  2,507    $  2,373
                                                            ========================================================
====================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
--------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .   $    195    $    253    $    362    $    793    $    915
                                                            ========================================================
                       Series B--Investment income--net .   $    216    $    269    $    400    $    533    $    830
                                                            ========================================================
                       Series C--Investment income--net .   $    218    $    248    $    375    $    812    $    284
                                                            ========================================================
                       Series D--Investment income--net .   $    210    $    255    $    400    $    853    $    288
                                                            ========================================================
                       Series E--Investment income--net .   $    213    $    262    $    408    $    813    $    314
                                                            ========================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
@     Based on average shares outstanding.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


18      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 2004, FAM earned fees of $5,548,529, of which $391,269 was waived. For the year ended June 30, 2004, FAM reimbursed the Fund in the amount of $12,486.

In addition, Merrill Lynch, Pierce, Fenner, & Smith Incorporated ("MLPF&S") received $1,515 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2004.

For the year ended June 30, 2004, the Fund reimbursed FAM $20,387 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were $366,548,563 and $343,560,302, respectively.

Net realized gains/losses for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                Realized           Appreciation/
                                              Gains/Losses         Depreciation
--------------------------------------------------------------------------------
Long-term investments ................        $ (1,828,989)        $ 40,943,632
Financial futures contracts ..........             573,488             (122,344)
Forward interest rate swaps ..........             444,380                   --
                                              ---------------------------------
Total ................................        $   (811,121)        $ 40,821,288
                                              =================================

For the year ended June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $41,337,048, of which $42,834,864 related to appreciated securities and $1,497,816 related to depreciated securities. The aggregate cost of investments at June 30, 2004 for federal income tax purposes was $952,395,610.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2004 were: Series A, .70%; Series B, 1%; Series C, 1.15%; Series D, 1%; and Series E, 1.10%.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2004, MLPF&S earned $385,405 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on July 29, 2004 to shareholders of record on July 15, 2004.

The tax character of distributions paid during the years ended June 30, 2004 and June 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   6/30/2004          6/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income .....................        $41,281,918        $41,028,191
                                                  ------------------------------
Total taxable distributions ..............        $41,281,918        $41,028,191
                                                  ==============================

As of June 30, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  9,325,968
Undistributed ordinary income--net ......................                  --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           9,325,968
Capital loss carryforward ...............................         (46,148,915)*
Unrealized gains--net ...................................          31,946,475**
                                                                 ------------
Total accumulated losses--net ...........................        $ (4,876,472)
                                                                 ============

* On June 30, 2004, the Fund had a net capital loss carryforward of $46,148,915, of which $10,359,976 expires in 2007, $7,894,678 expires in
      2008, $24,786,894 expires in 2009 and $3,107,367 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.


20      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 11, 2004

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during its taxable year ended June 30, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.


22      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         23

[LOGO] Merrill Lynch Investment Managers

Proxy Results

During the six-month period ended June 30, 2004, MuniHoldings California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted       Shares Withheld
                                                                                     For             From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      James H. Bodurtha                39,397,119            765,133
                                                Joe Grills                       39,395,555            766,697
                                                Roberta Cooper Ramo              39,401,596            760,656
                                                Robert S. Salomon, Jr.           39,387,149            775,103
                                                Stephen B. Swensrud              39,322,210            840,042
------------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2004, MuniHoldings California Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted       Shares Withheld
                                                                                     For             From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
      James H. Bodurtha, Joe Grills, Herbert I. London, Andre F. Perold,
      Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud           9,440                 25
------------------------------------------------------------------------------------------------------------------

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                 89.1%
AA/Aa .................................................                  2.3
A/A ...................................................                  3.1
BBB/Baa ...............................................                  2.8
Other* ................................................                  2.7
--------------------------------------------------------------------------------
*     Temporary investments in short-term variable rate municipal securities.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


24      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Director     and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1997 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1997 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 60                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              38 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                         Corporation
                                                 Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke Management Company since 1992 and
                                                 Vice Chairman thereof since 1998; Director, LaSalle
                                                 Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998 and Vice Chairman
                                                 thereof since 2002; Director, Montpelier Foundation
                                                 since 1998 and its Vice Chairman since 2000; Member
                                                 of the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         25

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1997 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 65                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993; Limited Partner,
                                                 Hypertech LP since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     1997 to  Harvard Business School: George Gund Professor        38 Funds        None
Perold      Princeton, NJ               present  of Finance and Banking since 2000; Senior             55 Portfolios
            08543-9095                           Associate Dean, Director of Faculty Recruiting
            Age: 52                              since 2001; Finance Area Chair from 1996 to
                                                 2001; Sylvan C. Coleman Professor of Financial
                                                 Management from 1993 to 2000; Director,
                                                 Genbel Securities Limited and Gensee Bank from
                                                 1999 to 2003; Director, Stockback, Inc. from 2000
                                                 to 2002; Director, Sanlam Limited from 2001 to
                                                 2003; Trustee, Commonfund from 1989 to 2001;
                                                 Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991
                                                 to 1999; Director and Chairman of the Board of
                                                 UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 61                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, Coopers, Inc.
                                                 since 1999; Director of ECMC Group (service
                                                 provider to students, schools and lenders) since
                                                 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               55 Portfolios
Jr.         08543-9095                           Brothers Asset Management from 1992 until 1995;
            Age: 67                              Chairman of Salomon Brothers equity mutual funds
                                                 from 1992 until 1995; regular columnist with Forbes
                                                 magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers from 1975 until 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Associates (investment           39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications
                                                 company) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


26      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof
Burke       Princeton, NJ  President    present  since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011     and          and      1999; Vice President of FAMD since 1999; Director of MLIM Taxation
            Age: 44        Treasurer    1999 to  since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Walter C.   P.O. Box 9011  Vice         1997 to  Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
O'Connor    Princeton, NJ  President    present  Management) of MLIM from 2000 to 2003; Vice President of MLIM from 1994 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2004 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUC

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      JUNE 30, 2004         27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDCA -- 6/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending June 30, 2004 - $38,200
                                  Fiscal Year Ending June 30, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending June 30, 2004 - $3,000
                                  Fiscal Year Ending June 30, 2003 - $10,800

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending June 30, 2004 - $5,610
                                  Fiscal Year Ending June 30, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending June 30, 2004 - $0
                                  Fiscal Year Ending June 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2004 - $16,114,216
             Fiscal Year Ending June 30, 2003 - $17,689,695

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings California Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: August 13, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: August 13, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings California Insured Fund, Inc.

        Date: August 13, 2004